THE CROWLEY PORTFOLIO GROUP, INC.
              The Crowley Growth and Income Portfolio
                   The Crowley Income Portfolio
           The Crowley Diversified Management Portfolio

 Supplement to Prospectus and Statement of Additional Information
                       dated March 30, 1998


SUSPENSION OF PUBLIC OFFERING OF THE CROWLEY GROWTH & INCOME
PORTFOLIO

      Effective November 25, 1998, shares of the Growth & Income Portfolio are no longer offered to the public.


CHANGE IN DEBT RATINGS FOR INVESTMENTS WITHIN THE CROWLEY INCOME PORTFOLIO AND CROWLEY DIVERSIFIED MANAGEMENT PORTFOLIO (EACH, "A PORTFOLIO," AND COLLECTIVELY, "THE PORTFOLIOS")

      The Board of Directors of The Crowley Portfolio Group, Inc. (the "Fund") has approved a change in the investment policies of the Fund, based on the recommendation of the Fund's advisor, Crowley & Crowley Corp. (the "Advisor").

      The following information replaces the first two paragraphs under "Risk Factors - Fixed Income Securities" on page [19] of the Fund's Prospectus.

      Lower-Rated, High-Risk Securities. Each Portfolio may invest up to 35% of its net assets in fixed-income securities that are medium investment grade or lower. This means that they have a rating of Baa or lower as determined by Moody's, or BBB or lower as determined by S&P, or are judged to be of comparable quality by the Advisor. The Portfolios intend to invest in such securities in order to take advantage of additional investment opportunities that come to the attention of the Advisor from time to time. Any additional investments in fixed-income securities must be rated A or better by Moody's and S&P, or judged to be of comparable quality, which means they are high investment-grade or better.

      Fixed-income securities that are rated Baa by Moody's or BBB by S&P or, if unrated, are of comparable quality, have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-rated fixed-income securities. Categories below this level are considered high-yield, high risk securities. They are commonly called "junk bonds." (See "Ratings Appendix" to the Fund's Statement of Additional Information for more rating information.) Junk bonds are predominately speculative and are subject to a substantial degree of credit risk.

       The Portfolios will not invest in fixed-income securities which are rated lower than C by S&P, Ca by Moody's or similarly by another rating agency, or, if unrated, are considered to be of a lower quality than such ratings. However, the Portfolios may retain a fixed-income security whose rating drops below the minimal acceptable rating after being purchased.

      Such lower-rated and unrated securities generally entail greater risk, including the possibility of default or bankruptcy of the issuers, or loss of principal or income. Such securities generally involve greater price volatility and may be more thinly traded, than securities in higher-rated categories. This may adversely affect and cause large fluctuations in the daily net asset value of a Portfolio. Also, it may be difficult for the Portfolios to accurately value such securities at certain times or to sell such securities under certain market conditions. Adverse publicity and investor perceptions, whether or not based on a fundamental analysis, may decrease the values and liquidity of junk bonds. Legislative and regulatory developments also could have a material effect on junk bonds.

      The economy and interest rates may affect junk bonds differently than other securities. Prices are less sensitive to interest rate changes than higher-rated securities, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly-leveraged issuers may experience financial stress which would adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. If the issuer of a junk bond defaults, a Portfolio may incur additional expenses to seek recovery. Changes by nationally recognized statistical rating organizations in their rating of any security or its issuer ordinarily have a more dramatic effect on the values of these junk bonds than on the values of higher-rated securities. Such changes will affect a Portfolio's net asset value per share.

      For more information regarding the risks associated with junk bonds, see "Junk Bonds" in the "Appendix - Investment Policies of Underlying Funds" to this Prospectus.

      The following information replaces the last five sentences of the first partial paragraph on page [16] of the Fund's Prospectus.

      The Portfolio may invest up to 35% of its net assets in fixed-income securities that are medium investment grade or lower, which means that they have a rating of Baa or lower as determined by Moody's or BBB or lower by S&P or are of comparable quality. The Portfolio intends to invest in such securities in order to take advantage of additional investment opportunities that come to the attention of the Advisor from time to time. Any additional investments in fixed-income securities must be rated A or better by Moody's and S&P, or judged to be of comparable quality, which means they are high investment-grade or better.

      Fixed-income securities that are rated Baa by Moody's or BBB by S&P or, if unrated, are of comparable quality, have speculative characteristics. Categories below this level are considered high-yield, high risk securities. They are commonly called "junk bonds." Junk bonds are predominately speculative and are subject to a substantial degree of credit risk.

      The Portfolio will not invest in fixed-income securities which are rated lower than C by S&P, Ca by Moody's or similarly by another rating agency, or, if unrated, are judged to be of a lower quality than such ratings. However, the Portfolio may retain a fixed-income security whose rating drops below the minimal acceptable rating after being purchased. (See "Risk Factors - Fixed Income Securities" below for more information about the risks of investing in lower-rated bonds.)

      The following "Ratings Appendix" is added to the end of the Fund's Statement of Additional Information.

                                RATINGS APPENDIX

General Rating Information

Bonds

Excerpts from the descriptions of bond ratings from Moody's Investor's  Service,
Inc.:

       Aaa Judged to be the best quality. They carry the smallest degree of investment risk.

       Aa   Judged to be of high quality by all standards.

       A Possesses favorable attributes and are considered "upper medium" grade obligations.

       Baa Considered as medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

       Ba Judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

       B Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

       Caa Are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

       Ca Represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

       C The lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Excerpts from description of bond ratings from Standard & Poor's Corp.;

       AAA Highest grade obligations. They possess the ultimate degree of protection as to principal and interest.

       AA Also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree.

       A Strong ability to pay interest and repay principal although more susceptible to changes in circumstances.

       BBB Regarded as having an adequate capacity to pay interest and repay principal.

       BB   Regarded, on balance, as predominately speculative with respect to
       B    capacity topay interest and repay principal in accordance with the
       CCC  terms of the obligation.  BB indicates the lowest degree of
       CC   speculation and CC the highest degree of speculation.  While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

       C    Reserved for income bonds on which no interest is being paid.

       D In default, and payment of interest and/or repayment of principal is in arrears.

      The information contained herein supplements the Fund's Prospectus and Statement of Additional Information dated March 30,1998. You should read this supplement and retain it with these items for future reference.

                   This Supplement is dated November 25, 1998.